                                                        EXHIBIT 10(a)



                                    GUARANTY
                                    --------

     THIS GUARANTY (this "Guaranty"), dated as of May 1, 1994, is from ANALOG DEVICES, INC., a Massachusetts corporation (the "Guarantor"), to and for the benefit of METROPOLITAN LIFE INSURANCE COMPANY (the "Purchaser"), its successors and assigns and any and all other Beneficiaries (as such term is defined in Section 9 hereof).

                                    RECITALS

     A. The Purchaser has agreed to purchase $10,500,000.00 in aggregate original principal amount of the 8.87% Senior Secured Notes due May 1, 2007 (the "Notes"), of Francis J. Perry, Jr. and William J. Walker, not in their individual capacities, but solely as trustees of Everett Street Trust, a Massachusetts nominee trust established under Declaration of Trust, dated May 9, 1980 (the "Debtor"), to be issued pursuant to the terms of a Note Purchase Agreement (the "Note Agreement"), dated May 18, 1994, between the Debtor and the Purchaser.

     B. The Guarantor is the lessee (in its capacity as such, the Guarantor is hereinafter sometimes referred to as the "Lessee") under an Amended and Restated Lease Agreement, dated as of May 1, 1992 (as the same may be further amended or supplemented from time to time, the "Lease"), each with the Debtor, as lessor. The Debtor will use the proceeds from the sale of the Notes to refinance certain indebtedness with respect to and to make certain improvements to the Premises (as defined in the Lease) for the benefit of the Lessee.

     C. It is a condition to the purchase by the Purchaser of the Notes under the Note Agreement that the Guarantor execute and deliver this Guaranty.

     NOW, THEREFORE, the Guarantor hereby agrees as follows:

1.   Guaranty of Payment and Performance of Obligations.
     --------------------------------------------------

          (a) The Guarantor unconditionally guarantees to each of the Beneficiaries the full and punctual payment of the Obligations (as defined in subsection (b) below). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment by the Debtor of each of the Obligations, and not of collectibility only, and is in no way conditioned upon any requirement that any Beneficiary first attempts to collect payment from the Debtor or any other guarantor or surety or resorts to any security or other means of obtaining payment of all or any of the Obligations or upon any other contingency. Upon any Event of Default (as defined in the Mortgage) by the Debtor in the full and punctual payment of any of the Obligations, the liabilities and obligations of the Guarantor hereunder shall, at the option of any Beneficiary, become forthwith due and payable without demand or notice of any nature, all such demands and notices being expressly waived by the Guarantor.

          (b) As used herein, the term "Obligations" means all indebtedness, obligations and liabilities of any kind of the Debtor to any or all of the Beneficiaries or otherwise arising under or in connection with the Notes, the Note Agreement or any other Obligation Agreement (as defined below), howsoever incurred, arising or evidenced, whether now or hereafter existing, due or to become due or of payment, and including without limitation the Debtor's obligation to pay (i) all principal of, interest on and premium, if any, including any Make-Whole Payments (as defined in the Mortgage), with respect to the Notes when and as the same shall become due and payable (whether at maturity or by declaration or otherwise) and (ii) all costs and expenses (including court costs, reasonable attorneys' fees and other legal expenses) incurred by any Beneficiary in exercising and enforcing any of its rights, powers and remedies under the Notes, the Note Agreement or any other Obligation Agreement, including without limitation its rights and remedies following an Event of Default (as defined in the Mortgage) by Debtor. The term "Obligation Agreement" means the Notes, the Note Agreement, the Mortgage (as defined in the Note Agreement), the Lease Assignment (as defined in the Note Agreement) and any other agreement, document or instrument referred to in any thereof.

2.   Guaranty Continuing and Liability Unlimited.
     -------------------------------------------

          (a) This is a continuing guaranty and shall be binding upon the Guarantor regardless of (a) how long before or after the date hereof any part of the Obligations was or is incurred by the Debtor and (b) the amount of the Obligations at any time outstanding (whether more or less than the original principal amount of the Notes). This Guaranty may be enforced by any or all of the Beneficiaries from time to time and as often as occasion for such enforcement may arise.

          (b) If after receipt of any payment of, or the proceeds of any collateral for, all or any part of the Obligations, the Beneficiaries are compelled to surrender or voluntarily surrender such payment or proceeds to any person because such payment or application of proceeds is or may be avoided, invalidated, recaptured, or set aside as a preference, fraudulent conveyance, impermissible setoff or for any other reason, whether or not such surrender is the result of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Beneficiaries, or (ii) any settlement or compromise by the Beneficiaries of any claim as to any of the foregoing with any person (including the Debtor), then the Obligations or part thereof affected shall be reinstated and continue and this Guaranty shall be reinstated and continue, in full force as to such Obligations or part thereof as if such payment or proceeds had not been received, notwithstanding any previous cancellation of any instrument evidencing any such Obligation or any previous instrument delivered to evidence the satisfaction thereof. The provisions of this Section 2(b) shall survive the termination of this Guaranty and any satisfaction and discharge of the Debtor by virtue of any payment, court order or any federal or state law.

3.   Unconditional Nature of Guarantor's Obligations and Liabilities.
     ---------------------------------------------------------------

     The obligations and liabilities of the Guarantor hereunder shall be absolute and unconditional, shall not be subject to any counterclaim, set-off, deduction or defense based upon any claim the Guarantor may have against the Debtor, any other guarantor, or any other person or entity, and shall remain in full force and effect until all of the Obligations have been fully satisfied, without regard to any event, circumstance or condition (whether or not the Guarantor shall have knowledge or notice thereof) which but for the provisions of this Section might constitute a legal or equitable defense or discharge of a guarantor or surety or which might in any way limit recourse against the Guarantor, including without limitation: (a) any amendment or modification or supplement to the terms of the Note Agreement, the Lease, the Notes or any other Obligation Agreement; PROVIDED, HOWEVER that the Guarantor shall not be liable under this Guaranty for any increase in the Obligations which results solely from an amendment, modification or supplement to the Notes or the Note Agreement to which the Guarantor has not consented; (b) any waiver, consent or indulgence by any Beneficiary, or any exercise or non-exercise by any Beneficiary of any right, power or remedy, under or in respect of this Guaranty, the Note Agreement, the Notes, the Lease or any other Obligation Agreement (whether or not the Guarantor or the Debtor has or have notice or knowledge of any such action or inaction); (c) the invalidity or unenforceability, in whole or in part, of the Note Agreement, the Lease, the Notes or any other Obligation Agreement, or the termination, cancellation or frustration of any thereof, or any limitation or cessation of the Debtor's liability under any thereof, including without limitation any invalidity, unenforceability or impaired liability resulting from the Debtor's lack of capacity, power and/or authority to enter into the Note Agreement, the Notes, the Lease or any other Obligation Agreement and/or to incur any or all of the Obligations, or from the execution and delivery of any Obligation Agreement by any person acting for the Debtor without or in excess of authority; (d) any actual, purported or attempted sale, assignment or other transfer by any or all of the Beneficiaries or by the Debtor of any Obligation Agreement or of any of its rights, interests or obligations thereunder; (e) any defect in the Debtor's title to the Premises or any item(s) of the Mortgaged Property (as defined in the Note Agreement) or in the design, quality, condition, durability, operation, merchantability or fitness for any particular use or purpose of any thereof, or the failure of any such item to meet the requirements or specifications of any law, regulation, judgment, administrative order or decision or of any agreement between the Debtor and any other party; (f) any actual, purported or attempted sale, assignment, leasing, transfer, encumbrance, redelivery or other temporary or permanent disposition of the Premises or any item(s) of the Mortgaged Property, or any damage to or destruction, seizure, condemnation, theft, repossession or any other partial or total loss or loss of use of any thereof; (g) the Debtor's failure to obtain, protect, preserve or enforce any rights in the Premises or any item(s) of the Mortgaged Property against any party, or the invalidity or unenforceability of any such rights; (h) the taking or holding by any or all of the Beneficiaries of a security interest, lien or other encumbrance in or on any other property as security for any or all of the Obligations or any exchange, release, non-perfection, loss or alteration of, or any other dealing with, any such security; (i) the addition of any party as a guarantor or surety of all or any part of the Obligations or any limitation of the liability of any additional guarantor or surety of all or any part of the Obligations under any other agreement; (j) any merger or consolidation of the Debtor into or with any other entity, or any sale, lease, transfer or other disposition of any or all of Debtor's assets or any sale, transfer or other disposition of any or all of the beneficial interests in the Debtor to any other person or entity; and (k) any change in the financial condition of the Debtor or the Debtor's entry into an assignment for the benefit of creditors, an arrangement or any other agreement or procedure for the restructuring of its liabilities, or the Debtor's insolvency, bankruptcy, reorganization, dissolution, liquidation or any similar action by or occurrence with respect to the Debtor.

4.   Guarantor's Waiver.
     ------------------

     The Guarantor unconditionally waives, to the fullest extent permitted by law: (a) notice of any of the matters referred to in Section 3 hereof; (b) any right to the enforcement, assertion or exercise by any or all of the Beneficiaries of any of its or their respective rights, powers or remedies under, against or with respect to (i) the Note Agreement, the Lease, the Notes or any other Obligation Agreement, (ii) any other guarantor or surety, or
(iii) any security for all or any part of the Obligations, including, without limitation, the Mortgaged Property; (c) any requirement of diligence and any defense based on a claim of laches; (d) all defenses which may now or hereafter exist by virtue of any statute of limitations, or of any stay, valuation, exemption, moratorium or similar law; (e) any requirement that the Guarantor be joined as a party in any action or proceeding against the Debtor to enforce any of the provisions of the Note Agreement, the Lease, the Notes or any other Obligation Agreement; (f) any requirement that any Beneficiary mitigate or attempt to mitigate damages resulting from a default by the Guarantor hereunder or from a default by the Debtor under the Lease or any of the Obligation Agreements; (g) acceptance of this Guaranty by any Beneficiary; and (h) all presentments, protests, notices of dishonor, demands for performance and any and all other demands upon and notices to the Debtor, and any and all other formalities of any kind, the omission of or delay in performance of which might but for the provisions of this Section constitute legal or equitable grounds for relieving or discharging the Guarantor in whole or in part from its irrevocable, absolute and continuing obligations hereunder, it being the intention of the Guarantor that its obligations hereunder shall not be discharged except by payment and performance and then only to the extent thereof; PROVIDED, HOWEVER, that the Beneficiaries agree that if, at any time, such Beneficiaries have the right to assert an identical claim against the Guarantor both under this Guaranty and under the Put Agreement (as defined in the Note Agreement), then, so long as the Put Agreement is in full force and effect and the Guarantor is not in default in any of its obligations thereunder, the Beneficiaries shall first assert such claim against the Guarantor under the Put Agreement; PROVIDED FURTHER, HOWEVER, that the Beneficiaries may immediately assert such claim under this Guaranty without the necessity of asserting such claim under the Put Agreement if the Guarantor at any time fails to make payment of all or any portion of such claim as and when due under the Put Agreement or otherwise is in default of its obligations thereunder.

5.   Representations and Warranties.
     ------------------------------

     The Guarantor represents and warrants that:

     (a) Organization and Power. The Guarantor (i) is a corporation duly ---------------------- organized and validly existing under the laws of the Commonwealth of Massachusetts; and (ii) has all requisite corporate power and authority and all necessary licenses and permits under the laws of the Commonwealth of Massachusetts to enter into this Guaranty, the Lease, Put Agreement and Lease Assignment (herein, collectively, the "Guarantor Documents"), to perform and observe the terms and conditions of such instruments and to own its properties and conduct its business as currently conducted. The Guarantor is qualified to do business as a foreign corporation in all jurisdictions where its ownership of property or the nature of its business requires such qualification. Each of the Guarantor's Subsidiaries (i) is a corporation duly organized and validly existing under the laws of such Subsidiary's state of incorporation, (ii) has all requisite corporate power and authority to own its properties and conduct its business as currently conducted and (iii) is qualified to do business as a foreign corporation in all jurisdictions where its ownership of property or the nature of its business requires such qualification. The Guarantor Documents have been duly authorized, executed and delivered by the Guarantor and constitute the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their respective terms, except that certain rights and remedies as set forth in such Guarantor Documents may be limited by bankruptcy, reorganization and other laws of general application relating to or affecting the enforcement of creditors' or lessors' rights.

     (b) Litigation; Taxes. There are no actions, suits or proceedings ----------------- pending or, to its knowledge, threatened against or affecting the Guarantor at
law or in equity before any court or administrative officer or agency an adverse determination in which could, individually or in the aggregate, have a material adverse effect on the business, property, assets or financial condition of the Guarantor. The Guarantor is not in default (i) in the payment of any taxes levied or assessed against it or its assets or (ii) under or in violation of any statute, rule, order, decree, writ, injunction or regulation of any governmental body (including any court).

     (c) Compliance with Other Instruments. The Guarantor is not a party --------------------------------- to any contract or agreement or subject to any restriction or to any order, rule, regulation, writ, injunction or decree of any court or governmental authority or to any statute which materially and adversely affects its business, property, assets or financial condition. Neither the execution, delivery or performance by the Guarantor of this Guaranty or the other Guarantor Documents nor its compliance herewith or therewith (A) conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (i) any law in effect as of the date of delivery of this Guaranty, (ii) the articles of incorporation or by-laws of the Guarantor, (iii) any agreement or instrument to which the Guarantor is a party or by which it is bound, or (iv) any order, writ, injunction or decree of any court or other governmental authority, or (B) results or will result in the creation or imposition of any lien, charge or encumbrance upon the Guarantor's property pursuant to such agreement or instrument.

     (d) Governmental Authorization; Consents. No authorization, consent ------------------------------------ or approval of or filing with any governmental authority is required for the execution, delivery and performance of this Guaranty or any other Guarantor Document. If, on the Closing Date (as defined in the Note Agreement), any such authorization, consent, approval or filing shall be required, the same shall have been obtained or made on or prior to the Closing Date and true and complete copies of each thereof shall have been provided to the Purchaser. The execution, delivery and performance by the Guarantor of this Guaranty or any other Guarantor Document do not require any stockholder approval or the consent or approval of any of the Guarantor's creditors (except as have already been obtained in writing).

     (e) Event of Default. No event has occurred and is continuing with ---------------- respect to the Guarantor which would constitute a
Default or an Event of Default.

     (f) Obligations to Others. The Guarantor has no unsatisfied --------------------- obligations in excess of $25,000 in the aggregate to any Person arising out of or incurred in connection with the acquisition, construction, leasing or remodeling by the Guarantor of its interests in the Premises.

     (g) Margin Stock. The Guarantor does not own or have any present ------------ intention of acquiring any "margin stock" as defined in Regulation G (12 C.F.R., Chapter II, Part 207) of the Board of Governors of the Federal Reserve System. None of the proceeds of the Notes will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any such margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any such stock that is currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulation G. Neither the Guarantor nor any agent acting on its behalf has taken or will take any action which might cause the transactions contemplated herein to violate such Regulation G, Regulation T (12 C.F.R., Chapter II, Part 220) or Regulation X (12 C.F.R., Chapter II, Part
224) or any other regulation of the

Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as now in effect or as the same may hereafter be in effect.

     (h) ERISA. The Guarantor is in compliance in all material respects ----- with all material applicable provisions of the Employee

Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder. No "reportable event", as such term is defined in Section 4043 of ERISA, has occurred with respect to any employee pension benefit plan (as defined in ERISA), and the Guarantor has not incurred, nor does it reasonably expect to incur, any liability to the Pension Benefit Guaranty Corporation under Section 4062 of ERISA or to any multiemployer plan (as defined in ERISA) under Section 4201 of ERISA. The Guarantor has not incurred any accumulated funding deficiency within the meaning of Section 302 of ERISA nor is it subject to any lien arising under
Section 307 of ERISA or Section 401(a)(29) or 412(n) of the Internal Revenue Code of 1986, as amended.

     (i) Solvency. The Guarantor's assets are not less than its -------- liabilities, both determined in accordance with generally accepted accounting principles, and the Guarantor is solvent. The transactions contemplated by this Guaranty and the other Guarantor Documents are being consummated by the Guarantor in furtherance of the Guarantor's ordinary business purposes and in furtherance of its corporate purposes within the meaning of M.G.L. c156B, #9, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. Neither before nor as a result of the transactions contemplated by this Guaranty will the Guarantor be or be rendered insolvent or have an unreasonably small capital for the conduct of its business and the payment of its anticipated obligations. The Guarantor's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due, and the Guarantor does not believe that it will incur debts beyond its ability to pay.

     (j) Title to the Premises. The Premises are free and clear of any --------------------- liens or encumbrances which result from claims against the Guarantor.

     (k) Full Disclosure. Neither (i) the financial statements for the --------------- Guarantor's fiscal years ending in 1993, 1992, 1991,
1990 and 1989 nor (ii) the Form 10-Q of the Guarantor for the fiscal quarter ended January 31, 1994 nor (iii) the Form 10-K of the Guarantor for the fiscal year ended October 30, 1993 nor (iv) any Guarantor Document nor (v) any written statement furnished by the Guarantor to the Purchaser in connection with the offering and sale of the Notes, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact applicable to the Guarantor which the Guarantor has not disclosed to the Purchaser in writing which materially affects adversely nor so far as the Guarantor can now reasonably foresee will materially affect adversely the properties, business, prospects, profits or condition (financial or otherwise) of the Guarantor. The Guarantor represents to the Purchaser that all of the financial statements and reports specified above have been prepared in accordance with generally accepted accounting principles, consistently applied.


     (l) No Material Adverse Change. There has been no material adverse -------------------------- change in the business, properties, prospects or condition, financial or otherwise, of the Guarantor since October 30, 1993.

     (m) Offering of the Notes. The Guarantor has not, directly or through --------------------- an agent, offered the Notes or any part thereof or any similar security for sale to, solicited offers to buy any thereof from or otherwise approached or negotiated with anyone other than the Purchaser. Neither the Guarantor nor any agent on its behalf will sell or offer any part of the Notes or any part thereof or any similar security for sale to, solicit any offers to buy any thereof from or otherwise approach or negotiate in respect thereof with any other Person or Persons so as thereby to require registration of the Notes under Section 5 of the Securities Act of 1933, as amended.

6.   Certain Covenants and Agreements.
     --------------------------------

     In addition to its covenants and agreements set forth elsewhere in this Guaranty, the Guarantor hereby further covenants and agrees, for so long as any Obligation is outstanding and unpaid, as follows:

          (a) Payment of Obligations. The Guarantor will pay and discharge, ---------------------- and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

          (b)  Maintenance of Property; Insurance.  (i) The Guarantor will
               ----------------------------------   keep, and will cause each
Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear and fully insured casualty excepted.

               (ii) The Guarantor will maintain, and will cause each Subsidiary to maintain, insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from coverage thereof.

          (c) Conduct of Business and Maintenance of Existence. The Guarantor ------------------------------------------------ will continue,
and will cause each Subsidiary to continue, to engage   in business of the
same general type as now conducted by the Guarantor and its Subsidiaries, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; PROVIDED that nothing in this Section 6(c) shall prohibit (i) the merger of a Subsidiary into the Guarantor or the merger or consolidation of a Subsidiary with or into another Person if the corporation surviving such consolidation or merger is a Subsidiary and if, in each case, after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or (ii) the termination of the corporate existence of any Subsidiary if the Guarantor in good faith determines that such termination is in the best interest of the Guarantor and is not materially disadvantageous to the Beneficiaries.

          (d) Compliance with Laws. The Guarantor will comply, and cause -------------------- each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

          (e) Inspection of Property, Books and Records. The Guarantor ----------------------------------------- will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Beneficiary, at such Beneficiary's expense, to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

          (f) Transactions With Affiliates. Neither the Guarantor nor any ---------------------------- Subsidiary will enter into any transaction, including, without limitation, the purchase or sale of any property or the rendering of any service, with any Affiliate except for transactions entered into in the ordinary course of, and pursuant to the reasonable requirements of, the Guarantor's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Guarantor or such Subsidiary than would be obtained in a comparable arm's- length transaction with a person not an Affiliate.

          (g) Leverage Ratio. The Guarantor shall maintain at all times a -------------- ratio of Total Liabilities to Consolidated
Tangible Net Worth of not greater than 1 to 1.

          (h)  Minimum Consolidated Tangible Net Worth.  The Guarantor will
               ---------------------------------------   at no time permit
Consolidated Tangible Net Worth to be less than the sum of (A) $312,000,000 PLUS (B) 50% of consolidated net income for the period from October 30, 1993, through the end of the Guarantor's then most recent fiscal quarter (treated for this purpose as a single accounting period); PROVIDED, HOWEVER, that in the event that the Guarantor incurs a net loss in one of more of its fiscal quarters ending after October 30, 1993, then the results of such quarter or quarters shall be excluded in calculating consolidated net income for the purposes of clause (B) above.

          (i)  Restricted Payments.  Neither the Guarantor nor any
               -------------------   Subsidiary will declare or make any
Restricted Payment if either (A) a Default or Event of Default exists or (B) after giving effect thereto, the aggregate of all Restricted Payments declared or made subsequent to October 30, 1993, would exceed an amount equal to (x) $48,000,000 PLUS (y) 50% of consolidated net income for the period from October 30, 1993, through the end of the Guarantor's then most recent fiscal quarter (treated for this purpose as a single accounting period). Nothing in this subparagraph (i) shall prohibit the payment of any dividend or distribution within 45 days after declaration thereof, if such declaration was not prohibited by this subparagraph (i).

          (j) Investments. The Guarantor will not make, or permit any of ----------- its Subsidiaries to make, any loan or advance to any Person or purchase or otherwise acquire, or permit any such Subsidiary to purchase or otherwise acquire any capital stock, assets, obligations or other securities of, make any capital contribution to, or otherwise invest in, or acquire any interest in, any Person (all such transactions being herein called "Investments"), except:

          (i)  Investments in Liquid Assets;

          (ii) Investments in the Guarantor or any of its Consolidated Subsidiaries;

          (iii) Investments in accounts, contract rights and general intangibles (as defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts from time to time) or notes or other instruments receivable, arising from the sale, lease or other furnishing of goods or services by the Guarantor or any Consolidated Subsidiary in the ordinary course of business;

          (iv) Investments in equity interests (including stocks and convertible debt securities) of corporations which do not become Consolidated Subsidiaries made with the proceeds of the issuance of stock by the Guarantor;

          (v)  Acquisitions permitted by Section 6(q);

          (vi) Investments (including stocks, equity interests and convertible debt securities) of corporations that do not become Consolidated Subsidiaries made with the proceeds of the sale or other disposition of any capitalized investment permitted by clause (iv), providing that the Guarantor gives the Beneficiaries notice of such Investment under this clause; and

          (vii) additional Investments not exceeding in the aggregate at any one time outstanding $20,000,000.

          (k) Negative Pledge. Neither the Guarantor nor any Subsidiary --------------- will create, assume or suffer to exist any
Lien on any asset now owned or hereafter acquired by it, except:

          (i) Liens securing Indebtedness specified on Exhibit A hereto;

          (ii) Liens for taxes or assessments or other government charges or levies if not yet due and payable or, if due and payable, they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

          (iii) Liens imposed by law, such as mechanic's, materialmen's, landlord's, warehousemen's and carrier's Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than 30 days, or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

          (iv) Liens under workmen's compensation, unemployment insurance, social security or similar legislation;

          (v) Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payments of money), leases (as may be permitted under this Guaranty), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

          (vi) easements, rights-of-way, restrictions and other similar encumbrances which, in the aggregate do not materially interfere with the occupation, use and enjoyment by the Guarantor or any Subsidiary of the property or assets encumbered thereby in the normal course of business or materially impair the value of the property subject thereto;

          (vii) Liens securing obligations of a Subsidiary to the Guarantor or to another Subsidiary;

          (viii) Judgment and other similar Liens arising in connection with court proceedings; PROVIDED that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

          (ix) Liens on any assets of any corporation at the time such corporation becomes a Subsidiary;

          (x) Liens on any assets at the time of acquisition of such assets by the Guarantor or a Subsidiary;

          (xi) Liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Guarantor or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Guarantor or a Subsidiary;

          (xii) Liens granted in connection with the Guarantor's or any Subsidiary's refinancing of Indebtedness secured by a Lien on any of their respective assets on the date of the closing for the sale of the Notes; PROVIDED, HOWEVER, that in no event shall the principal amount of Indebtedness secured by such Lien exceed 100% of the Indebtedness originally secured by the Lien to be released in connection with such refinancing; and

          (xiii)  Liens not otherwise permitted by the foregoing clauses (i)
     - (xii) of this Section securing Indebtedness in an aggregate principal amount and Swap Obligations with an aggregate mark to market value (net of mark of market thresholds, if any) at any one time outstanding not to exceed 30% of Consolidated Tangible Net Worth.

          (l) Consolidations, Mergers and Sales of Assets. (A) The ------------------------------------------- Guarantor will not merge or consolidate with or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired), to any Person unless: (i) the corporation which results from such merger, sale or consolidation or to which such disposition is made is either (A) the Guarantor or (B) a corporation organized under the laws of the United States or any state thereof or the District of Columbia; (ii) the surviving corporation (if not the Guarantor) or the corporation to which such disposition is made expressly assumes the Guarantor's obligations hereunder and under the Lease, the Lease Amendment, the Put Agreement and the Lease Assignment pursuant to documentation satisfactory in form and substance to the Beneficiaries; (iii) no Default or Event of Default exists or will result from such merger, sale or consolidation;
(iv) no default by the Debtor exists in respect of payment of any amount due under the Notes, whether in respect of principal, interest or premium, if any; and (v) such merger, sale or consolidation will not have a material adverse effect on the financial condition of the Guarantor or such surviving or transferee corporation, as the case may be.

     (B) No Subsidiary shall merge or consolidate with or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or any part of its assets (whether now owned or hereafter acquired) to any Person or acquire all or substantially all of the assets or the business of any Person nor shall the Guarantor permit any of its Subsidiaries to do so, except that: (i) any Subsidiary may merge into or transfer assets to the Guarantor; (ii) any Subsidiary may merge into or transfer assets to any other Subsidiary; and (iii) any Subsidiary may consummate an Acquisition as permitted under Section 6(q).

     (m) Sales and Leasebacks. The Guarantor and its Subsidiaries will not -------------------- sell or transfer any of their respective assets and become, directly or indirectly, liable as the lessee under a lease of such assets if, as a result of such a sale and leaseback transaction, the combined fair market value (as determined in good faith by the Guarantor) of all assets of the Guarantor and its Subsidiaries subject to a sale and leaseback transaction entered into from and after the date of the sale of the Notes to any date of determination would exceed 30% of Consolidated Tangible Assets.

     (n)  Subsidiary Indebtedness.  The Guarantor will not permit a Subsidiary
          -----------------------
to incur any Indebtedness except:

          (i)  Indebtedness listed on Exhibit B hereto;

          (ii) Indebtedness incurred pursuant to the refinancing of Indebtedness permitted pursuant to clause (i) above;

          (iii) Guaranties of Indebtedness of the Guarantor;

          (iv) Indebtedness to any other Subsidiary or to the Guarantor;
     and

          (v) Indebtedness not permitted by any of the preceding clauses (i)
     - (iv); PROVIDED, HOWEVER, that the aggregate amount of Indebtedness outstanding at any time pursuant to this clause (v) shall not exceed 20% of Consolidated Tangible Net Worth; and PROVIDED FURTHER that no Indebtedness incurred as permitted by clause (iv) above may be sold, transferred or otherwise assigned at any time to any Person that is not a Subsidiary or is not the Guarantor.

     (o)  Financial Statements.  The Guarantor will deliver to each Beneficiary:
          --------------------

     (i) Copies of all public financial statements, including any special or interim statements of the Guarantor, and any information sent to shareholders; PROVIDED, HOWEVER, that if such statements do not include the following information required by this clause (o), the Guarantor will deliver to said Beneficiaries the following:

               (A) Within 120 days after the end of each fiscal year of the Guarantor, a consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as at the end of such year and consolidated statements of income, retained earnings and changes in financial position of the Guarantor and its Consolidated Subsidiaries for such year, setting forth in each case, in comparative form, the corresponding figures for the preceding fiscal year in reasonable detail and scope, certified by independent certified public accountants of nationally recognized standing selected by the Guarantor; and within 60 days after the end of the first three fiscal quarters of the Guarantor, consolidated balance sheets of the Guarantor and its Consolidated Subsidiaries as at the end of such quarter and consolidated statements of income, retained earnings and changes in financial position of the Guarantor and its Consolidated Subsidiaries for such quarter, setting forth in each case, in comparative form, the corresponding figures for the similar quarter of the preceding year, in reasonable detail and scope, and certified by the treasurer or chief financial officer of the Guarantor;

               (B) With reasonable promptness such additional information (including copies of public reports filed by the Guarantor) regarding the business affairs and financial condition of the Guarantor as any Beneficiary may reasonably request; and

               (C)  Upon the occurrence of any Default or
               Event of Default hereunder or under and as defined in the Lease, the Guarantor promptly shall give written notice thereof to each Beneficiary.

     All financial statements specified in clause (A) above shall be accompanied by the certificate of the treasurer or chief financial officer of the Guarantor stating that (A) no Default or Event of Default hereunder or under and as defined in the Lease has occurred and is continuing, (B) if any such Default or Event of Default has occurred, specifying the nature and the period of existence thereof and what action the Guarantor has taken or is taking with respect thereto, (C) the Guarantor has fulfilled all its obligations hereunder and under the Lease and (D) such financial statements present fairly and completely the financial condition of the Guarantor and its Consolidated Subsidiaries. As soon as available and in any event within 120 days after the end of each fiscal year of the Guarantor, the certification of the independent certified public accountants referred to in clause (A) above shall be accompanied by a letter from said accountants stating whether as a result of their examination anything has come to their attention to cause them to believe that a Default or Event of Default hereunder or under and as defined in the Lease has occurred, and, if so, specifying the nature and period of existence thereof.

     (p) Payment of Certain Expenses. Whether or not the transactions --------------------------- contemplated by this Guaranty or the
Note Agreement shall be consummated, the Guarantor will:

          (i) Pay all reasonable fees and expenses incurred by the Purchaser and the Debtor in connection with the transactions described in the Note Agreement and all reasonable fees and expenses incurred by the Purchaser or any other Beneficiary in connection with any modification, supplement or amendment of this Guaranty, the Lease, the Put Agreement or any of the Obligation Agreements or Guarantor Documents or any waiver or consent under or in respect of this Guaranty, the Notes, the Lease, the Put Agreement or any of the Obligation Agreements or Guarantor Documents, whether or not such modification, supplement, amendment, waiver or consent is obtained or becomes effective, including in each such instance, without limitation, printing, word processing and reproduction expenses, reasonable legal fees (including reasonable legal fees and expenses of each Beneficiary's counsel), fees and expenses of any appraisers and environmental engineers and consultants and all recording, registration and filing fees, taxes and expenses. The Guarantor agrees to pay all expenses incurred by any Beneficiary (including reasonable counsel fees and the fees, expenses and disbursements of an investment bank or other firm acting as such Beneficiary's financial advisor) following the occurrence and during the continuance of any Default or Event of Default or any workout restructuring or similar negotiations or any bankruptcy proceeding involving the Guarantor, the Debtor or any holder of a beneficial interest in the Debtor and to pay all costs of collection and enforcement, including reasonable attorneys' fees and disbursements, with respect to this Guaranty, the Notes, the Lease, the Put Agreement or any other Obligation Agreement or Guarantor Document;

          (ii) Pay and save each Beneficiary harmless from and against any and all liability and loss with respect to or resulting from the nonpayment or delayed payment of any and all stamp and other similar taxes (other than transfer taxes), fees and excises, if any, including any interest and penalties, which may be, or be determined to be, payable in connection with the transactions contemplated by the Note Agreement and this Guaranty, or in connection with any modification, supplement or amendment of this Guaranty, the Notes, the Lease, the Put Agreement or any of the Obligation Agreements or Guarantor Documents or any waiver or consent under or in respect of any thereof; and

          (iii) Hold each Beneficiary harmless from and against any and all finders' or brokerage fees and commissions which may be payable in connection with the transactions contemplated hereby and by the Note Agreement or in connection with any modification, supplement or amendment of this Guaranty, the Notes, the Lease, the Put Agreement or any of the Obligation Agreements or Guarantor Documents or any waiver or consent under or in respect of any thereof.

     Notwithstanding anything to the contrary contained in this Guaranty, the Guarantor's obligations under this Section 6(p) shall survive payment of the Obligations.

     (q) Acquisitions. The Guarantor shall not, and shall not permit any ------------ of its Subsidiaries to, consummate any Acquisition, or sell, lease, assign or otherwise dispose of (whether in one transaction or in a series of related transactions) all or any substantial part of its assets, whether now owned or hereafter acquired, or be a party to any merger or consolidation, except that:

          (i) the Guarantor and its Subsidiaries may sell inventory or used or surplus equipment in the ordinary course of business; and

          (ii) the Guarantor and any of its Subsidiaries may consummate any Acquisition (including any Acquisition by way of merger); PROVIDED that:
     (i) with respect to any such Acquisition, the Guarantor shall provide to the Beneficiaries twenty (20) days or more prior written notice thereof;
     (ii) with respect to all such Acquisitions the aggregate value, on a current market value basis (determined at the time of each such Acquisition), of the consideration therefor paid and to be paid by the Guarantor and Subsidiaries shall not exceed 33 1/3% of Consolidated Tangible Net Worth as of the end of the immediately preceding fiscal quarter; (iii) after giving effect to such Acquisition, the Guarantor shall be in compliance with all of the terms and conditions hereof; (iv) the Guarantor or such Subsidiary consummating such Acquisition shall not, after giving effect to such Acquisition, be in violation of Section 6(c); (v) no such Acquisition shall have a material adverse effect on the financial condition of the Guarantor and the Subsidiaries taken as a whole; and (vi) in respect of each such Acquisition, the Guarantor or such Subsidiary shall be the surviving or continuing entity.

     For the purposes of this Guaranty, the following definitions shall apply:

     "Acquisition" means any transaction or series of related transactions, consummated after the date of this Guaranty, by which the Guarantor or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise, or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency).

     "Affiliate" means (i) any Person that directly, or indirectly through one or more intermediaries, controls the Guarantor (a "Controlling Person") or
(ii) any Person (other than the Guarantor or a Subsidiary of the Guarantor) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Consolidated Subsidiary" means any Subsidiary whose accounts are or are required to be consolidated with the accounts of the Guarantor.

     "Consolidated Tangible Assets" means the gross book value of all assets of the Guarantor and its Consolidated Subsidiaries, determined on a consolidated basis, minus the following items (without duplication of deductions) appearing on the balance sheet of the Guarantor and its Consolidated Subsidiaries:


     (a) reserves for depreciation, depletion and amortization and other reserves against assets, reserves for investments, receivables and income taxes and other liability reserves;

     (b) all deferred charges (less amortization), unamortized debt discount and expense and corporate organizational expenses;

     (c) the book amount of all assets (including, without limitation, goodwill, patents, trademarks and copyrights) which would be treated as intangibles under generally accepted accounting principles;

     (d) the amount by which aggregate inventories appearing on the asset side of such balance sheet exceed the lower of cost or market value (at the date of such balance sheet) thereof;

     (e) any write-up in the book amount of any asset or investment subsequent to April 30, 1994, resulting from a reevaluation or reappraisal thereof from the amount entered in accordance with generally accepted accounting principles by the Guarantor or its Subsidiary on its books with respect to its acquisition of the asset or investment; and

     (f)  the book amount of the minority interest in any Subsidiary.

     "Consolidated Tangible Net Worth" means the Tangible Net Worth of the Guarantor and its Consolidated Subsidiaries on a consolidated basis.

     "Default" means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Environmental Laws" has the meaning specified in Section 7 of this Guaranty.

     "Event of Default" has the meaning specified in Section 8 of this Guaranty.

     "Guaranty" by any Person means any agreement, undertaking or arrangement, by which such Person assumes, guarantees, endorses or otherwise is or becomes, directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods or services or to supply or advance any funds, assets, goods or services, or an agreement to maintain or cause such Person to maintain a minimum working capital or net worth or otherwise to assure the creditors of any Person against loss) for the obligations of any Person.

     "Indebtedness" means, with respect to any Person (without duplication),
(a) indebtedness for borrowed money which, in accordance with generally accepted accounting principles, would be classified on a balance sheet as liabilities of such Person, (b) indebtedness for borrowed money secured by any mortgage, pledge or other Lien on any property of such Person, (c) Guarantees and (d) letters of credit to support Indebtedness of others.

     "Lien" means, with respect to any asset, any lien (statutory or otherwise), security interest, mortgage, deed of trust, priority, pledge, charge, conditional sale, title retention agreement, financing lease or other encumbrance or similar right of others or any agreement to give any of the foregoing.

     "Liquid Assets" means at any time (i) cash; (ii) current accounts with banks; (iii) bankers' acceptances, certificates of deposit, and time deposits evidenced by instruments or documents other than certificates of deposit, in each case only if due within 1 year, not past due, and issued by United States commercial banks having assets of $500,000,000 or more; (iv) direct debt obligations of, or obligations guaranteed by, the United States or of agencies of the United States, due within 1 year and not past due; and (v) direct debt obligations of any issuer, due within 1 year and not past due, rated A or MIG-2 or higher by Moody's Investors Services, Inc.

     "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Restricted Payment" means any dividend or other distribution on any shares of the Guarantor's capital stock (except dividends payable solely in shares of its capital stock).

     "Subsidiary" means, as to any Person, any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by such Person.

     "Swap Obligations" means obligations of the Guarantor and its Subsidiaries in respect of rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options or any other similar transactions (including any options with respect to any such transactions) or combinations of such transactions.

     "Tangible Net Worth" means the excess of total assets over total liabilities, excluding, however, from the determination of total assets (i) goodwill; (ii) patents, copyrights and trademarks; (iii) trade names; (iv) licenses; (v) organizational expenses; and (vi) treasury stock.

     "Total Liabilities" means at any time all Indebtedness, obligations and liabilities of the Guarantor and its Consolidated Subsidiaries, on a consolidated basis, which should be classified as liabilities of such corporations on a consolidated balance sheet, and in any event shall include (without duplication):

     (1) all Indebtedness, obligations and liabilities guaranteed by any Guaranty, and all Indebtedness, obligations and liabilities secured by any mortgage, lien, assignment, pledge, security interest, charge or encumbrance upon or in property owned by the respective corporation, even though the respective corporation has not assumed or become liable for the payment of the same, to the extent that such Indebtedness, obligations and liabilities actually outstanding exceed $4,000,000;

     (2) the aggregate amount of reserves established on the books of the Guarantor and its Consolidated Subsidiaries in respect of contingent liabilities and other contingencies, including contingent obligations to make payments under contracts; and

     (3) contingent liabilities in excess of 20% of Consolidated Tangible Net Worth.

     For the purposes of this Section 6, all definitions and calculations made or to be made in connection therewith shall be governed by generally accepted accounting principles, consistently applied, as in effect from time to time.

7.   Environmental Matters.
     ---------------------

     (a)  Representations, Warranties and Covenants.  The Guarantor represents,
          -----------------------------------------
covenants and warrants to the Beneficiaries that:

     (i) at all times during the term of the Lease, the Premises and the Lessee shall comply in all respects with all applicable Environmental Laws; the Lessee has obtained all permits, licenses, and any other authorizations to conduct operations at the Premises that are required under all applicable Environmental Laws; the Lessee is in compliance with all terms and conditions of all permits, licenses, and any other authorizations required under all applicable Environmental Laws relating to the Premises;

     (ii) as of the commencement of the term of the Lease, no notices, complaints or orders of violation or non-compliance of any nature whatsoever had been issued to the Lessee or, to the best of the Lessee's knowledge, to any person regarding the Premises, and no federal, state or local environmental investigation or legal action by a private party is pending or overtly threatened, in each case with regard to the Premises or any use thereof or any alleged violation of, or strict liability arising under, Environmental Laws with regard to the Premises; no liens have been placed upon the Premises in connection with any actual or alleged liability under any Environmental Laws;

     (iii) the Premises (a) have not been used by the Lessee or by any other person to generate, manufacture, refine, produce or process any Hazardous Substance or to store, handle, transfer or transport any Hazardous Substance other than normal and lawful uses of such Hazardous Substances, taking into account the Lessee's use of the Premises, in lawful quantities and in compliance with Environmental Laws, and
               (b) will not be used by the Lessee or any other Person at any time during the term of the Lease to generate, manufacture, refine, produce or process any Hazardous Substance or to store, handle, transfer or transport any Hazardous Substance, other than normal and lawful uses of such Hazardous Substances, taking into account the Lessee's intended use of the Premises, in lawful quantities and in compliance with Environmental Laws where such uses will have no material adverse effect upon the Premises;

     (iv) no surface impoundments are constructed, operated or maintained in or on the Premises in violation of applicable Environmental Laws and no underground storage tanks are constructed, operated or maintained in or on the Premises; there is no asbestos nor asbestos-containing material located in, on, at or under the Premises nor is there any polychlorinated biphenyl containing equipment, including transformers located in, on, at or under the Premises; and

     (v) the Premises are and at all times during the term of the Lease will be maintained (a) free of Hazardous Substances to which Persons working on or visiting the Premises could be exposed, the removal or remediation of which is required or the maintenance of which is prohibited or penalized by any applicable legal requirements of any local, state or federal agency, authority or governmental unit having jurisdiction or which would have a material adverse effect upon the Premises and (b) free of asbestos and asbestos-containing material and free of polychlorinated biphenyl containing equipment, including transformers.

     (b) Compliance with Environmental Laws. The Guarantor and the Lessee ---------------------------------- shall (i) fully comply with all
Environmental Laws relating to the Premises, (ii) prohibit the use of the Premises for the generation, manufacture, refinement, production or processing of any Hazardous Substances or for the storage, handling, transfer or transportation of any Hazardous Substances (other than normal and lawful uses of such products in lawful quantities in compliance with Environmental Laws where such uses will have no material adverse effect upon the Premises),
(iii) refrain from installing or permitting the installation on the Premises of any underground storage tanks or asbestos-containing materials or, except in accordance with applicable Environmental Laws, surface impoundments and
(iv) cause any alterations of, or construction on, the Premises to be done in accordance with applicable Environmental Laws, and in connection with any such alterations or construction, remove and dispose of, in compliance with applicable Environmental Laws, any Hazardous Substances present upon the Premises not in compliance with Environmental Laws.

     (c) Notices. Promptly upon obtaining knowledge thereof, the Guarantor ------- shall give to the Beneficiaries notice of the occurrence of any of the following events: (i) the failure of the Premises or the Lessee or the Guarantor to comply with any Environmental Law in any manner whatsoever;
(ii) the issuance to the Lessee of any notice, complaint or order of violation or non-compliance of any nature whatsoever with regard to the Premises or the use thereof with respect to Environmental Laws; or (iii) any notice of a pending or threatened investigation to determine whether the Lessee's operations on the Premises are in violation of any Environmental Law.

     If any Beneficiary at any time receives notice that an adverse change in the environmental condition of the Premises has occurred or that an adverse environmental condition with respect to the Premises has been discovered, such Beneficiary may give notice thereof to the Guarantor, and if the Guarantor has not (i) diligently commenced to cure such condition, to the extent necessary to meet legal requirements or comply fully with applicable Environmental Laws or to prevent a material diminution in the fair market value of the Premises, within 30 days after receipt of such notice (or such shorter period as may be required by law or in the event of an emergency) and (ii) thereafter diligently prosecuted to completion such cure, then the Beneficiaries may cause to be performed an environmental audit or risk assessment of the Premises and the then uses thereof, and may take such actions as they may deem necessary to cure such condition. Such environmental audit or assessment shall be performed by an environmental consultant satisfactory to the Beneficiaries and shall include a review of the uses of the Premises and compliance of the same with all Environmental Laws. All costs and expenses incurred by the Beneficiaries in connection with such environmental audit or assessment and any remediation required shall be paid by the Guarantor upon demand.

     (d) Indemnification. The Guarantor agrees to indemnify, defend and --------------- hold harmless each Beneficiary (herein, the
"Indemnified Parties") from and against any and all losses, liabilities, damages, judgments, penalties, claims, charges, costs and expenses (including, without limitation, fees and disbursements of counsel and consultants for such Indemnified Party), which may be suffered or incurred by, or asserted against such Indemnified Party to the extent directly or indirectly arising out of, or related to, the Premises, or any Indemnified Party's interest therein pursuant to the Mortgage or the Lease Assignment, or the enforcement or exercise of any right or remedy of such Indemnified Party thereunder, or the presence, use, storage, transportation, disposal, release, threatened release, discharge, emission or generation of any Hazardous Substances at the Premises, or the violation by the Lessee or the Guarantor of any Environmental Law or the breach by the Guarantor of any representation or covenant contained in this
Section 7.

     The warranties and obligations of the Guarantor and the rights and remedies of each Indemnified Party under this Section 7 are in addition to and not in limitation of any other warranties, obligations, rights and remedies provided in the Lease or otherwise at law or in equity.

     In the event of the termination of the Lease as therein provided or the Lessee's abandonment of the Premises, the obligations and liabilities of the Guarantor with respect to each Indemnified Party, actual or contingent, under this Section 7 shall survive such termination or abandonment.

     For the purposes of this Section 7, the following definitions shall apply:

     "Environmental Laws" means and includes but shall not be limited to the Resource Conservation and Recovery Act (42 U.S.C. #6901 ET SEQ.) ("RCRA"), as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. #9601 et seq.) ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 (Pub. Law 99-499, 100 Stat. 1613) ("SARA"), the Hazardous Materials Transportation Act (49 U.S.C. #1801 ET SEQ.) ("HMTA"), the Toxic Substances Control Act (15 U.S.C. #2601 ET SEQ.), Clean Air Act (42 U.S.C. #9402 ET SEQ.), the Clean Water Act (33 U.S.C. #1251 ET SEQ.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. #136 ET SEQ.), the Occupational Safety and Health Act (29 U.S.C. #651 ET SEQ.) ("OSHA") and all applicable federal, state and local environmental laws, including obligations under the common law, ordinances, rules, regulations, private agreements (such as covenants, conditions and restrictions) and publications, as any of the foregoing may have been or may be from time to time amended, supplemented or supplanted, and any other federal, state or local laws, including obligations under the common law, ordinances, rules, regulations, private agreements (such as covenants, conditions and restrictions) and publications, now or hereafter existing relating to regulation or control of Hazardous Substances or environmental health and safety.

     "Hazardous Substances" means (i) those substances included within the definitions of or identified as "hazardous substances", "hazardous materials", or "toxic substances" in or pursuant to, without limitation, CERCLA, SARA, RCRA, OSHA and HMTA and in the regulations promulgated pursuant to said laws, all as amended; (ii) those substances listed in the United States Department of Transportation Table (40 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); (iii) any material, waste or substance which is or contains (A) petroleum, including crude oil or any fraction thereof, natural gas, or synthetic gas usable for fuel or any mixture thereof, (B) asbestos, (C) polychlorinated biphenyls, (D) designated as "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. #1251 ET SEQ., (33 U.S.C. #1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. #1317); (E) flammable explosives; (F) radioactive materials; and (iv) such other substances, materials and wastes which are or become regulated as hazardous, toxic or "special wastes" under applicable local, state or federal law, or by the United States government, or which are classified as hazardous, toxic or as "special wastes" under federal, state or local laws or regulations.

8. Events of Default. An "Event of Default" shall exist if any of the ----------------- following occurs and is continuing:

     (a) if default shall be made in any payment due hereunder by the Guarantor;

     (b) if the Guarantor shall fail to make any payment when due, whether in respect of principal or interest, on Indebtedness of the Guarantor aggregating in excess of $5,000,000;

     (c) if the Guarantor shall default in the observance or performance of any other covenant, condition or agreement contained in any instrument(s) evidencing any Indebtedness of the Guarantor aggregating in excess of $5,000,000, or under any agreement(s) securing or relating to such Indebtedness, the effect of which is to cause the holder(s) thereof (or a trustee therefor) to cause such Indebtedness, or a portion thereof, to become due prior to its stated maturity or prior to its regularly scheduled date or dates of payment;

     (d) if any representation or warranty of the Guarantor set forth in (i) any certificate delivered in connection with the issuance of the Notes, (ii) the Lease in its capacity as Lessee, (iii) this Guaranty, (iv) the Put Agreement (as defined in the Note Agreement), (v) the Lease Assignment (as defined in the Note Agreement), or (vi) any certificate, notice, demand, or request delivered to any Beneficiary pursuant to this Guaranty shall be misleading or inaccurate in any material respect, as of the time when the same shall have been made;

     (e) if default shall be made in the due observance or performance of any covenant, agreement or condition set forth in Section 6 or Section 7 of this Guaranty, or if any material term of this Guaranty shall cease to be in full force or effect or if such material term shall be disavowed by the Guarantor;

     (f) if default shall be made in the due observance or performance of any other covenant, condition, or agreement of the Guarantor contained herein or in the Lease in its capacity as Lessee and the Guarantor shall not, within 30 days after written notice to the Guarantor specifying such default, have commenced diligently to correct the default or at any time thereafter shall not diligently pursue such correction to completion;

     (g) if a receiver, trustee, or liquidator (or other similar official) of the Guarantor or of any property of the Guarantor shall be appointed in any proceeding or by any federal or state officer or agency and shall not be discharged within 90 days after such appointment or if the Guarantor shall consent to such appointment or if a custodian for purposes of any federal bankruptcy statute of substantially all of the Guarantor's property is appointed or otherwise takes possession thereof or if the Guarantor shall be adjudicated a bankrupt or be declared insolvent under any federal or state bankruptcy laws, or if an order for relief shall be entered in any bankruptcy proceeding;

     (h) if the Guarantor shall file a petition commencing a voluntary case under any federal bankruptcy or similar law or in bankruptcy or for reorganization or for any arrangement pursuant to any state bankruptcy or similar law or shall make an assignment for the benefit of its creditors or shall admit in writing its inability, or shall fail, to pay its debts generally as they become due or shall consent to the appointment of a receiver of any property of the Guarantor, or if a petition or an answer proposing the reorganization of the Guarantor pursuant to the Federal Bankruptcy Code or any similar law, federal or state, shall be filed in, and approved by, any court;

     (i) if an involuntary case against the Guarantor, as debtor, is commenced by a petition for reorganization or liquidation under any federal bankruptcy or similar law, federal or state, and if such petition shall not be discharged or denied within 90 days after the date on which such petition was filed; or

     (j) if any final judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate shall be rendered against the Guarantor, and the Guarantor shall not discharge the same or cause the same to be discharged by the later of (A) 30 days from the entry thereof and (B) the date payment is required pursuant to the judgment, if later than 30 days after such date of entry, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution pending such appeal.

9.   Successors and Assigns.
     ----------------------

     This Guaranty shall be binding upon the Guarantor and its respective successors and assigns (including without limitation any and all successors and transferees which may assume the Guarantor's obligations as provided in
Section 6(l) hereof), and shall inure to the benefit of and be enforceable by the Purchaser, its successors and assigns, and each successive holder of any of the Notes (herein, collectively, called the "Beneficiaries").

10.  Subordination of Obligations to Guarantor.
     -----------------------------------------

     Any and all indebtedness and other obligations of the Debtor to the Guarantor (including without limitation any such obligations resulting from any rights of subrogation on the part of the Guarantor as a result of any payment by the Guarantor hereunder) shall during the term of this Guaranty be subordinated to the Obligations and to any other indebtedness of the Debtor to any or all of the Beneficiaries.

11.  Governing Law and Consent to Jurisdiction.
     -----------------------------------------

     This Guaranty shall be governed by the laws of the Commonwealth of Massachusetts. The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York state court or federal court of the United States of America sitting in New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or for recognition and enforcement of any judgment, and irrevocably and unconditionally consents to all claims in respect of any such action or proceeding being heard and determined in such New York state court or, to the extent permitted by law, in such Federal court. A final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty against the Guarantor or its properties in the courts of any jurisdiction.

     The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty in any New York state or Federal court. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     The Guarantor irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Guaranty will affect the right of any party to serve process in any other manner permitted by law.

12.  Severability.
     ------------

     Wherever possible, each provision of this Guaranty shall be construed in such manner as to be valid and enforceable against the Guarantor under applicable law, but if any provision hereof shall be deemed invalid or unenforceable to any extent against the Guarantor in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remainder of such provision or any of the other provisions hereof, and any such invalidity or unenforceability against the Guarantor in one jurisdiction shall not render such provision ineffective in any other jurisdiction.

13.  Notices.
     -------

     All notices, requests, demands and other communications provided for herein shall be in writing, and shall be sent by (i) reputable overnight delivery service, and the giving of such communication shall be complete on the immediately succeeding business day after the same is deposited with such delivery service or (ii) legible confirmed fax with original to follow the next day by overnight delivery service as specified in clause (i), and the giving of such communication shall be complete when such fax is received. Notices shall be addressed (a) to the Guarantor at One Technology Way, Norwood, Massachusetts 02026-9106, fax number (617) 461-3491, Attention: Chief Financial Officer, (b) to the Purchaser at its address and fax number set forth in the Note Agreement, and (c) to any other Beneficiary, at the address and fax number of such Beneficiary provided by such Beneficiary in writing to the Purchaser and the Guarantor or to such other address or fax number as the Guarantor, the Purchaser or any other Beneficiary shall theretofore have transmitted to the other parties in writing by any of the means specified in this Section. Each of the Guarantor, the Purchaser and the Beneficiaries agree that it will send a courtesy copy of any notice delivered by such party hereunder to the Debtor at 1416 Providence Highway, Norwood, Massachusetts 02062; PROVIDED, HOWEVER, that the failure to send such a copy to the Debtor shall not render ineffective any notice otherwise delivered by any such party in accordance with the terms of this Section 13.

14.  Headings; Counterparts.
     ----------------------

     Section headings appearing in this Guaranty are for convenience of reference only and shall not define, limit, amplify or otherwise modify any provision hereof. This Guaranty may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which together shall constitute one and the same agreement.

15.  Amendments.
     ----------

     No provision of this Guaranty may be amended, modified, waived, discharged or terminated except by a writing signed by each of the Beneficiaries and the Guarantor expressly referring to the provisions of this Guaranty to which such writing relates. No course of dealing with respect to any of the rights, powers and remedies of any or all of the Beneficiaries hereunder, and no delay or omission on the part of any or all of the Beneficiaries in exercising any such right, power or remedy, shall operate as a waiver thereof or otherwise be prejudicial thereto.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed under seal on its behalf by an officer thereunto duly authorized as of the date first above written.


                              ANALOG DEVICES, INC.

                              By: /s/ William A. Martin
                                  --------------------------
                                  Name: William A. Martin
                                  Title: Treasurer

                                   EXHIBIT A


                         Existing Secured Indebtedness
                         -----------------------------

                                             Amounts Outstanding
                                               as of 4/30//94
                                             -------------------
Capital Lease                                    $ 467,000.00
Obligations

                                   EXHIBIT B


                        Existing Subsidiary Indebtedness
                        --------------------------------


                                                   Amounts Outstanding
Country        Bank                Facility           as of 4/30/94
- - -------        ----                --------        -------------------
France    Bank of America          Overdraft             $  970,522.00
Belgium   Credit Lyonnais          Overdraft             $2,137,833.00
                                                         -------------
                                                         $3,108,355.00